NASDAQ THE NASDAQ STOCK MARKET
9600 BLACKWELL ROAD
ROCKVILLE, MD 20850

Stanley Higgins
Director
Listing Qualifications
The Nasdaq Stock Market LLC
+1 301 978 8041

By Electronic Delivery to: khickey@crmholdingsltd.bm; eponzini@trustcrm.com

May 12, 2010

L. Keith Hickey, Esq.
Assistant General Counsel
CRM Holdings Ltd.
FB Perry Building
40 Church Street
P.O. Box HM 2062
Hamilton HM 12, Bermuda

Re: CRM Holdings Ltd. (the "Company")
Symbol: CRMH

Dear Mr. Hickey:

On November 10, 2009, Staff notified the Company that the bid price of its common shares had closed at less than $1.00 per share over the previous 30 consecutive business days, and, as a result, did not comply with Listing Rule 5450(a)(1) (the "Rule"). In accordance with Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until May 10, 2010, to regain compliance with the Rule.

The Company has not regained compliance with the Rule. Accordingly, its securities will be delisted from The Nasdaq Global Select Market. In that regard, unless the Company requests an appeal of this determination as described below, trading of the Company's common shares will be suspended at the opening of business on May 21, 2010, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the "SEC"), which will remove the Company's securities from listing and registration on The Nasdaq Stock Market.

Our Rules require that the Company promptly disclose receipt of this letter by either filing a Form 8-K, where required by SEC rules, or by issuing a press release. The announcement needs to be made no later than four business days from the date of this letter and must include the continued listing criteria that the Company does not meet.[1] The Company must also provide a copy of the announcement to Nasdaq's MarketWatch Department at least 10 minutes prior to its public release.[2] For your convenience attached is a list of news services. Please note that if you do not make the required announcement trading in your securities will be halted.[3]

---

[1] Listing Rule 5810(b).
[2] The notice must be submitted to Nasdaq's MarketWatch Department through the Electronic Disclosure service available at www.NASDAQ.net.
[3] Listing Rule IM-5810-1.

The Company may appeal Staff's determination to the Panel, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. Please note that the Company will be asked to provide a plan to regain compliance to the Panel. Historically, Panels have generally viewed a reverse stock split in 30 – 60 days as the only definitive plan acceptable to resolve a bid price deficiency.[4] Recently, however, the authority of the Panel to grant additional time to companies was modified so that a Panel could allow up to 180 calendar days from the date of this letter, if the Panel deems it appropriate. Accordingly, the Company may wish to consider presenting a plan that includes a discussion of the events that it believes will enable it to regain compliance in this time frame and a commitment to effect a reverse stock split, if necessary.

A hearing request will stay the suspension of the Company's securities and the filing of the Form 25-NSE pending the Panel's decision. Hearing requests should not contain arguments in support of the Company's position. The Company may request either an oral hearing or a hearing based solely on written submissions. The fee for an oral hearing is $5,000; the fee for a hearing based on written submissions is $4,000. Please send your non-refundable hearing fee by wire transfer to "The NASDAQ Stock Market LLC" in accordance with the instructions on the attached Hearing Fee Payment Form.[5] The request for a hearing must be received by the Hearings Department no later than 4:00 p.m. Eastern Time on May 19, 2010. The request and confirmation of the wire transfer[6] should be sent to the attention of Amy Horton, Associate General Counsel, Nasdaq Office of General Counsel, via email at: hearings@nasdaqomx.com.

Please note that the suspension and delisting will be stayed only if the Hearings Department (the Rockville, MD location) receives the Company's hearing request on or before 4:00 p.m. Eastern Time on May 19, 2010.

Please use the link, "Hearing Requests & Process" on the attached chart for detailed information regarding the hearings process. If you would like additional information regarding the hearings process, please call the Hearings Department at +1 301 978 8203.

Listing Rule 5835 prohibits communications relevant to the merits of a proceeding under the Listing Rule 5800 Series between the Company and the Hearings Department unless Staff is provided notice and an opportunity to participate. In that regard, Staff waived its right to participate in any oral communications between the Company and the Hearings Department. Should Staff determine to revoke such waiver, the Company will be immediately notified, and the requirements of Listing Rule 5835 will be strictly enforced.

If the Company does not appeal Staff's determination to the Panel, the Company's securities will not be immediately eligible to trade on the OTC Bulletin Board or in the "Pink Sheets." The securities may become eligible if a market maker makes application to register in and quote the security in accordance

---

[4] Panels do not typically consider a plan that relies on the market reaction to news as a definitive plan.
[5] The Form also includes instructions for payment by check.
[6] The confirmation of the wire transfer should be provided in an electronic file such as a PDF document attached to the email request.

with SEC Rule 15c2-11, and such application (a "Form 211") is cleared.[7] Only a market maker, not the Company, may file a Form 211.

While the suspension announcement will be included on the "Daily List," which is posted and available to subscribers of www.Nasdaqtrader.com at approximately 2:00 p.m. on May 20, 2010, news of the suspension may not be deemed publicly disseminated until the Company makes an announcement through a Regulation FD compliant means of communication.

If you have any questions, please contact Jay Miller, Listing Analyst, at +1 301 978 8042.

Sincerely,

Enclosures

[7] Pursuant to FINRA Marketplace Rules 6530 and 6540, a Form 211 cannot be cleared if the issuer is not current in its filing obligations.

The Nasdaq Global Market and
The Nasdaq Global Select Market
Continued Listing Requirements

This table identifies the minimum standards for continued listing on The Nasdaq Global Market and The Nasdaq Global Select Market. Each incidence of non-compliance by the Company is denoted with an "X".

COMPANY SYMBOL: CRMH

Requirements	Equity Standard		Market Value Standard		Total Assets/ Total Revenue Standard	
Stockholders' equity	$10 million		N/A		N/A	
Market value of listed securities[8]	N/A		$50 million		N/A	
Total assets and Total revenue (in latest fiscal year **or** in two of last three fiscal years)	N/A		N/A		$50 million and $50 million	
Publicly held shares[9]	750,000		1.1 million		1.1 million	
Market value of publicly held shares	$5 million		$15 million		$15 million	
Bid price	$1	X	$1	X	$1	X
Total shareholders[10]	400		400		400	
Market makers[11]	2		4		4	

[8] The term, "listed securities", is defined as "securities listed on NASDAQ or another national securities exchange."
[9] Publicly held shares is defined as total shares outstanding, less any shares held directly or indirectly by officers, directors or any person who is the beneficial owner of more than 10% of the total shares outstanding of the company.
[10] Total shareholders include both holders of beneficial interest and holders of record.
[11] An electronic communications network (ECN) is not considered a market maker for the purpose of these rules.

The Nasdaq Capital Market
Initial Listing Requirements

This table identifies the minimum standards for initial listing on The Nasdaq Capital Market.. Each incidence of non-compliance by the Company is denoted with an "X".

COMPANY SYMBOL: CRMH

Requirements	Equity Standard		Market Value Standard		Net Income Standard	
Stockholders' equity	$5 million		$ 4 million		$4 million	
Market value of listed securities	N/A		$50 million	X	N/A	
Net income from continuing operations (in the latest fiscal year or in two of the last three fiscal years)	N/A		N/A		$750,000	
Publicly held shares	1 million		1 million		1 million	
Market value of publicly held shares	$15 million	X	$15 million	X	$5 million	X
Bid price	$4	n/a	$4	n/a	$4	n/a
Public holders	300		300		300	
Market makers	3		3		3	
Corporate governance	Yes		Yes		Yes	

NASDAQ REFERENCE LINKS

Topic	Description	Link
NASDAQ Listing Rules	All initial and continued listing rules	NASDAQ Listing Rules
Corporate Governance	Independent directors, committee requirements and shareholder approval	www.nasdaq.com/about/FAQsCorpGov.stm
Fees	Fee schedule	www.nasdaq.com/about/FAQsFees.stm
Frequently Asked Questions (FAQs)	Topics related to initial and continued listing	www.nasdaq.com/about/LegalComplianceFAQs.stm
Hearing Requests & Process	Discussion of the Nasdaq Hearings process	www.nasdaq.com/about/FAQsHearings.stm
Listing of Additional Shares (LAS)	Explanation of Nasdaq's Listing of Additional Shares process	www.nasdaq.com/about/FAQsLAS.stm
Transfer to the Nasdaq Capital Market	Procedures and application to transfer securities to the Nasdaq Capital Market	www.nasdaq.com/about/FAQsPhaseDown.stm

DIRECTORY OF NEWS SERVICES*

The use of any of these services will satisfy NASDAQ's listing rules that require the disclosure of specific information in a press release or public announcement. The Company must ensure that the full text of the required announcement is disseminated publicly. The Company has not satisfied this requirement if the announcement is published as a headline only or if the news service determines not to publish the full text of the story.

News Service	Internet Address	Telephone Number
Bloomberg Business News	www.bloomberg.com	Toll free: 800 444 2090 Phone: 609 750 4500
Business Wire	www.businesswire.com	Toll free: 800 227 0845 Phone: 415 986 4422
Dow Jones News Wire	www.djnewswires.com	Phone: 201 938 5400
GlobeNewswire (A NASDAQ OMX Co.)	www.globenewswire.com	Toll free: 800 307 6627 Phone: 310 642 6930
MarketWire	www.marketwire.com	Toll free: 800 774 9473 Phone: 310 765 3200
PR Newswire	www.prnewswire.com	Toll free: 800 832 5522 Phone: 201 360 6700
Reuters	www.thomsonreuters.com	Phone: 646 223 6000

* Nasdaq cannot render advice to the Company with respect to the format or content of the public announcement. The following is provided only as a guide that should be modified following consultation with securities counsel: the Company received a Nasdaq Staff Determination Letter on (DATE OF RECEIPT OF STAFF DEFICIENCY LETTER) indicating that the Company fails to comply with the (STOCKHOLDERS' EQUITY, MINIMUM BID PRICE, MARKET VALUE OF PUBLICLY HELD SHARES, etc.) requirement(s) for continued listing set forth in Listing Rule(s) ____________, and that its securities are, therefore, subject to delisting from (The Nasdaq Global Select/ Global/Capital Market). The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance the Panel will grant the Company's request for continued listing.

Hearing Payment Form

Listing Rule 5815(a) requires the issuer to submit a fee to cover the costs of the hearing. The fee for an oral hearing is $5,000. The fee for a written hearing is $4,000. NASDAQ requests that the fee be paid concurrently with your hearing request by wire transfer following the instructions below. If you do not have access to wire transfer, you may pay by check

Payment By Wire: Please use the following instructions and include the specific reference information provided below when transmitting your payment.

By Federal Reserve Wire

Bank Name:	Wachovia Bank, N.A.
Bank Address:	12 E 49th St., NY, NY 10017
SWIFT Number:	PNBPUS3NNYC
ABA Number:	031201467
Beneficiary:	The NASDAQ OMX Group, Inc
Account Number:	2000031405177
OBI (Reference):	Company name, symbol,

and note that the fee is for a hearing.

By (ACH) American Clearing House

Bank Name:	Wachovia Bank, N.A.
Bank Address:	12 E 49th St, NY, NY 10017
SWIFT Number:	PNBPUS3NNYC
ABA Number:	026012881
Beneficiary:	The NASDAQ OMX Group, Inc
Account Number:	2000031405177
OBI (Reference):	Company name, symbol,

and note that the fee is for a hearing.

Payment By Check: The check must be made payable to The NASDAQ Stock Market LLC and sent under separate cover to the address provided below. Please complete this form and submit it with your payment.

COMPANY NAME ______________________ SYMBOL ________

ADDRESS ______________________

ADDRESS ______________________

REMITTER NAME ______________________
(IF NOT THE SAME AS THE COMPANY)

CHECK ENCLOSED IN THE AMOUNT OF $ ________ CHECK NO. ________

Please mail this form and your payment by courier/overnight to:

The NASDAQ Stock Market LLC
Office of General Counsel - Hearings
Lockbox 90200
c/o Wachovia Bank, N.A.
401 Market Street
Philadelphia, PA 19106